SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): Press Release May 24, 2001


                                Daktronics, Inc.
                                ----------------
             (Exact name of registrant as specified in its charter)


     South Dakota                    0-23246                   46-0306862
     ------------                    -------                   ----------
   (State or other           (Commission File Number)        (IRS Employer
   jurisdiction of                                         Identification No.)
   incorporation)


                      331 32nd Avenue
                  Brookings, South Dakota                   57006
                  -----------------------                   -----
          (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (605) 697-4000

  Former name or former address, if changed since last report: not applicable.

Item 5:     Other Events

            On May 24, 2001 the Registrant announced a two-for-one stock split. A copy of the Registrant's press release is attached as Exhibit 5.1.















                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            DAKTRONICS, INC.


                            By  /s/ Aelred J. Kurtenbach
                                ------------------------
                            Its Acting Chief Financial Officer
                                ------------------------------

Dated:  June 6, 2001        Aelred J. Kurtenbach, Acting Chief Financial Officer
                            ----------------------------------------------------
                            Printed name and title